SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
April 21, 2004

FORWARD INDUSTRIES, INC.
(Exact Name of Registrant as Specified in Charter)

New York	0-6669	13-1950672
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 Green Road Suite E
           Pompano Beach, Florida 33064
(Address of Principal Executive Offices)

Registrant's Telephone Number, including
area code:  (954) 419-9544

(Former Address, if changed since last report)

TABLE OF CONTENTS

Item 7. Financial Statements and Exhibits
Item 12. Results of Operations and Financial Condition
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1

Item 7 Financial Statements and Exhibits

            (c) Exhibits

            Exhibit No.       Exhibit

            99.1                 Press Release of Forward Industries Inc. on April 21, 2004

Item 12 Results of Operations and Financial Condition.

On April 21, 2004, Forwards Industries Inc., (the "Company") issued a press release announcing the Company's results of operations and financial condition for the three and six-month periods ended March 31, 2003. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 21, 2004

FORWARD INDUSTRIES, INC.

By: /s/ Douglas W. Sabra
      Name: Douglas W. Sabra
      Title: Vice President and Chief Financial Officer

EXHIBIT INDEX

            Exhibit #           Exhibit
              99.1               Press Release issued by Forward Industries, Inc. on April 21, 2004.

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